UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2005

THE LUBRIZOL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-5263	34-0367600

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio		44092-2298

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 943-4200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On November 15, 2005, the Board of Directors of The Lubrizol Corporation approved the adoption of The Lubrizol Corporation 2005 Stock Incentive Plan. The Lubrizol Corporation 2005 Stock Incentive Plan allows the grants of incentive and nonstatutory stock options, as well as stock appreciation rights and restricted and nonrestricted stock or stock unit awards. Any employee of The Lubrizol Corporation or its subsidiaries may be selected to participate in the plan. In addition, on the day of each Annual Meeting of Shareholders, outside directors are granted $60,000 worth of restricted stock units. The restriction period is one year at which time shares equal to the number of stock units will be issued. The maximum number of shares that may be granted under this plan is 4,000,000 shares, of which no more than 2,000,000 shares may be settled as full-value awards. This plan will only become effective if it is approved by shareholders at the 2005 Annual Shareholder Meeting. If this plan is approved by shareholders, this plan will expire April 1, 2010.

The Lubrizol Corporation 2005 Stock Incentive Plan was filed as Exhibit (10)(w) to The Lubrizol Corporation Form 8-K dated November 15, 2004, and included the form of Performance Share Award document. On February 8, 2005, The Lubrizol Corporation first notified officers of his or her long-term performance pay award for the 2005-2007 performance period. The award is based on three-year EBITDA performance goals. Participants in the long-term incentive pay award for the 2005-2007 performance period are the officers of The Lubrizol Corporation and other key employees as approved by the Organization and Compensation Committee of the Board of Directors of The Lubrizol Corporation. Subject to shareholder approval of The Lubrizol Corporation 2005 Stock Incentive Plan at the 2005 Annual Meeting of Shareholders, payment of the awards under long-term incentive pay award for the 2005-2007 performance period will be paid as shares pursuant to a performance share award under The Lubrizol Corporation 2005 Stock Incentive Plan. If The Lubrizol Corporation 2005 Stock Incentive Plan is not approved by shareholders, payment of the awards under the long-term incentive pay award for the 2005-2007 performance period will be paid in cash.

The form of Performance Share Award document with the approved performance measure is attached hereto as Exhibit 10.1.

Item 9.01     Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is furnished herewith:

	10.1	The Lubrizol Corporation 2005 Stock Incentive Plan Performance Share Award

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LUBRIZOL CORPORATION

Date: February 14, 2005

By: /s/ Leslie M. Reynolds
Name: Leslie M. Reynolds
Title: Corporate Secretary and Counsel

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